UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 19, 2008

Hartmarx Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8501	36-3217140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Wacker Drive, Chicago, IL	60606

(Address of Principal Executive Offices)	(Zip Code)

(312) 372-6300

(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Amendment No. 1 to Form 8-K amends the report on Form 8-K filed by Hartmarx Corporation with the Securities and Exchange Commission on November 25, 2008 to correct a typographical error in the first sentence of the second paragraph of the disclosure contained in Item 5.02. Such sentence is hereby amended and restated in its entirety as follows:

"Pursuant to the employment agreement dated as of November 19, 2008, the Company has agreed to employ Mr. Conners for a term ending November 30, 2010 on an "at-will" basis."

The remainder of the disclosure in Item 5.02 remains unchanged.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTMARX CORPORATION
Date: November 25, 2008	By:	/s/ Taras R. Proczko
		Name:	Taras R. Proczko
		Title:	Senior Vice President, Secretary and General Counsel